UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered

Common stock, no par value	ATLC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2021, Atlanticus Holdings Corporation, a Georgia corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”), to issue and sell an aggregate of 2,800,000 shares (the “Firm Shares”) of the Company’s 7.625% Series B Cumulative Perpetual Preferred Stock, no par value and liquidation preference of $25.00 per share (the “Series B Cumulative Perpetual Preferred Stock”), in a public offering (the “Offering”) at a price to the public of $25.00 per share. The Company also granted the Underwriters an option (the “Option”) to purchase up to 420,000 additional shares of Series B Cumulative Perpetual Preferred Stock (together with the Firm Shares, the “Shares”) during the 30 days following the date of the Underwriting Agreement.

The Offering was made pursuant to the prospectus supplement dated June 8, 2021 and the accompanying prospectus dated May 13, 2021, filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-255834).

The net proceeds from the Offering, after deducting the underwriting discounts and commissions, but before expenses and a structuring fee, are expected to be approximately $67.2 million or approximately $77.3 million if the Underwriters exercise the Option in full. The Offering of the Firm Shares closed on June 11, 2021.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion as to the legality of the Shares is included as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On June 9, 2021, the Company filed the Articles of Amendment Establishing 7.625% Series B Cumulative Perpetual Preferred Stock (the “Articles of Amendment”) for the Series B Cumulative Perpetual Preferred Stock with the Secretary of State of the State of Georgia, which became effective upon filing. The Articles of Amendment designated a total of 3,220,000 shares of preferred stock as Series B Cumulative Perpetual Preferred Stock.

As set forth in the Articles of Amendment, the Series B Cumulative Perpetual Preferred Stock, as to dividend rights and rights upon the liquidation, dissolution or winding-up of the Company, will rank (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company expressly designated as ranking junior to the Series B Cumulative Perpetual Preferred Stock; (ii) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series B Cumulative Perpetual Preferred Stock; (iii) junior to the Company’s Series A Convertible Preferred Stock and any future equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series B Cumulative Perpetual Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company; and (iv) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into the Company’s common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries. Holders of Series B Cumulative Perpetual Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 7.625% of the $25.00 liquidation preference per year (equivalent to $1.90625 per share per year). Dividends will be payable quarterly in arrears, on or about the 15th day of March, June, September and December of each year (or, if not on a business day, on the next succeeding business day), beginning on or about September 15, 2021. Generally, the Series B Cumulative Perpetual Preferred Stock is not redeemable by the Company prior to June 11, 2026. However, upon a change of control or delisting event (each as defined in the Articles of Amendment), the Company will have a special option to redeem the Series B Cumulative Perpetual Preferred Stock.

This description of the terms of the Series B Cumulative Perpetual Preferred Stock is qualified in its entirety by reference to the Articles of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent applicable, the information contained in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On June 7, 2021, the Company issued a press release announcing the launch of the Offering. On June 9, 2021, the Company issued a press release announcing the pricing of the Offering. On June 11, 2021, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 8, 2021, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

3.1	Articles of Amendment designating the 7.625% Series B Cumulative Perpetual Preferred Stock of Atlanticus Holdings Corporation.

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Launch Press Release, dated June 7, 2021.

99.2	Pricing Press Release, dated June 9, 2021.

99.3	Closing Press Release, dated June 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlanticus Holdings Corporation

Date: June 11, 2021	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer